UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): January 12, 2004

                Media and Entertainment.com, Inc.
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     (Exact name of registrant as specified in its charter)

            Nevada                  000-32231            52-2236253
 (State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)

      10120 S. Eastern Avenue, Suite 200, Las Vegas, NV 89052
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         (Address of principal executive offices)(Zip Code)

 Registrant's telephone number, including area code: (702) 492-1282

                         Not Applicable
                       ------------------
  (Former name or former address, if changed since last report)













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Item 5. Other Events.

     On January 12, 2004, Media and Entertainment.com, Inc. issued a press release announcing the signing of an Addendum to a Stock Purchase Agreement with Winsonic Holdings, Ltd. Copies of the press release and the Addendum are attached to this report as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 99.1 - Media and Entertainment.com, Inc., Press
     Release, issued January 12, 2004.

     Exhibit 99.2 - Addendum dated December 11, 2003 to the
     Existing Agreement between Media and Entertainment.com, Inc.
     and Winsonics Holdings, Ltd.
















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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MEDIA AND ENTERTAINMENT.COM, INC.
                                ----------------------------------
                                (Registrant)


Date: January 13, 2004          By:  /s/ Winston Johnson
                                     ------------------------
                                     Winston Johnson
                                     Chief Executive Officer



























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